UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 19, 2026

Quartzsea Acquisition Corporation

(Exact name of registrant as specified in its charter)

Cayman Islands	001-42555	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1185 Avenue of the Americas, Suite 349 New York, NY	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 574-4425

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Units, each consisting of one ordinary share and one right	QSEAU	The Nasdaq Stock Market LLC
Ordinary shares, par value $0.0001 per share	QSEA	The Nasdaq Stock Market LLC
Rights, each right entitling the holder to receive one-fifth of one ordinary share	QSEAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On August 19, 2026, Quartzsea Acquisition Corporation (the “Company”) received a letter (the “Letter”) from the staff of the Listing Qualifications Department of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because the Company had not paid certain fees required under Nasdaq Listing Rule 5250(f), which requires listed companies to pay all applicable fees as described in the Nasdaq Rule 5900 Series. As such, Nasdaq had determined to delist the Company’s securities. The Letter stated that the Company’s past-due fee was $75,000.

The Letter further stated that, unless the Company timely appeals Nasdaq’s determination, trading in the Company’s Ordinary Shares will be suspended at the opening of business on August 28, 2026, and Nasdaq will thereafter file a Form 25-NSE with the Securities and Exchange Commission to remove the Company’s securities from listing and registration on Nasdaq. The Company has until 4:00 p.m. Eastern Time on August 26, 2026 to request a hearing before a Nasdaq Hearings Panel (the “Panel”). A timely hearing request would stay the suspension of the Company’s securities and the filing of the Form 25-NSE pending the Panel’s decision.

On August 25, 2026, the Company paid the $75,000 outstanding fee balance in full and provided evidence of payment to Nasdaq. The Company has requested that Nasdaq confirm receipt and application of the payment, that the deficiency under Nasdaq Listing Rule 5250(f) has been cured and that the Staff’s delisting determination has been withdrawn. As of the date of this Current Report on Form 8-K, the Company has not received written confirmation from Nasdaq that the delisting determination has been withdrawn. In light of the Company’s payment of the outstanding fee balance, the Company does not currently intend to request a hearing before the Panel.

There can be no assurance that Nasdaq will confirm the Company’s compliance or withdraw the delisting determination before the suspension date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUARTZSEA ACQUISITION CORPORATION

By:	/s/ Qi Gong
Name:	Qi Gong
Title:	Chief Executive Officer

Date: August 25, 2026

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